--------------------------
                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0060
                                                      Expires:      May 31, 2000
                                                      Estimated average burden
                                                      hours per response....5.00
                                                      --------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 9, 2001
                                                --------------------------------

                         TRIANGLE PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                    000-21589                56-1930728
--------------------------------------------------------------------------------
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

4 University Place, 4611 University Drive, Durham, North Carolina      27707
--------------------------------------------------------------------------------
            (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (919) 493-5980
                                                  ------------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Item 5. Other Events.

      On March 12, 2001, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

      Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

      (c) Exhibits. The following documents are filed as exhibits to this
Report:

      4.1 Certificate of Designations, Preferences and Rights of the Series B Preferred Stock, as filed with the Secretary of State of the State of Delaware.

      10.1 Form of Purchase Agreement with respect to the Series B Preferred Stock made as of January 30, 2001 between the Company and each of the investors with whom the stock was placed.

      99.1  Press Release, dated March 12, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Triangle Pharmaceuticals, Inc.
                                         ---------------------------------------
                                                      (Registrant)


       March 21, 2001                           /s/ Robert F. Amundsen, Jr.
-----------------------------------      ---------------------------------------
           Date                                        (Signature)
                                         Name:  Robert F. Amundsen, Jr.
                                         Title: Executive Vice President & Chief
                                                Financial Officer


                                      -2-